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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                  FORM 8 - K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) JANUARY 30, 1998
                                                         ----------------

                               GALILEO CORPORATION
             (Exact name of registrant as specified in its charter)


DELAWARE                                                             04-2526583
(State or other jurisdiction of                                (I.R.S. Employer
incorporation or organization)                              Identification No.)


                                                                        0-11309
                                                       (Commission File Number)


GALILEO PARK, P.O. BOX 550, STURBRIDGE, MASSACHUSETTS                     01566
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number including area code               (508) 347-9191



--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


The undersigned registrant hereby amends the Form 8-K filed on February 13, 1998, by adding to the previously filed document the information as set forth in the pages attached hereto.




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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         b)       Pro Forma Financial Information

                  The pro forma financial information reflecting consummation of the acquisition is filed as Exhibit 99.4 hereto.

         c)       Exhibits

                  2.1 Agreement and Plan of Merger dated as of December 30, 1997, among Galileo Corporation, OFC Acquisition Corporation, OFC Corporation and the Principal Stockholders of OFC Corporation (filed as Exhibit 2.1 to the Registrant's Form 8-K filed on January 7, 1998 and incorporated herein by reference).

                  23.1 Consent of Alexander, Aronson, Finning & Co., P.C., independent auditors.

                  99.1 Financial Statements of OFC Corporation for fiscal year ended December 31, 1997 (filed as Exhibit 99.1 to the Registrant's Form 8-K filed on February 13, 1998 and incorporated herein by reference).

                  99.2     Press Release dated January 5, 1998 (filed as Exhibit
                           99.2 to the Registrant's Form 8-K filed on January 7, 1998 and incorporated herein by reference).

                  99.3     Press Release dated February 2, 1998 (filed as
                           Exhibit 99.3 to the Registrant's Form 8-K filed on February 13, 1998 and incorporated herein by reference).

                  99.4 Pro forma financial information reflecting consummation of the acquisition of OFC Corporation by the Registrant.















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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GALILEO CORPORATION


Date:  April 2, 1998                  By: /s/ Josef W. Rokus
                                          -------------------------------------
                                          Josef W. Rokus
                                          Vice President, Corporate Development
                                          and Secretary



















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                                 EXHIBIT INDEX


      Exhibit No.                                                      Page No.
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          2.1       Agreement and Plan of Merger dated as of
                    December 30, 1997, among Galileo Corporation,
                    OFC Acquisition Corporation, OFC Corporation and the Principal Stockholders of OFC
                    Corporation (filed as Exhibit 2.1 to the
                    Registrant's Form 8-K filed on January 7,
                    1998 and incorporated herein by reference).

          23.1      Consent of Alexander, Aronson, Finning & Co.,
                    P.C., independent auditors.                            5

          99.1 Financial Statements of OFC Corporation for fiscal year ended December 31, 1997 (filed as Exhibit 99.1 to the Registrant's Form 8-K filed on February 13, 1998 and incorporated herein by reference).

          99.2      Press Release dated January 5, 1998 (filed as
                    Exhibit 99.2 to the Registrant's Form 8-K filed on January 7, 1998 and incorporated herein by reference).

          99.3 Press Release dated February 2, 1998 (filed as Exhibit 99.3 to the Registrant's Form 8-K filed on February 13, 1998 and incorporated herein by reference).

          99.4      Pro forma financial information reflecting
                    consummation of the acquisition of OFC
                    Corporation by the Registrant.                          6













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